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Trustmark
Banking and Financial Solutions

Annual Shareholders' Meeting
May 11, 2010

Forward-Looking Statements

Certain statements contained in this document constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by words such as "may," "hope," "will," "should," "expect," "plan," "anticipate," "intend," "believe," "estimate," "predict," "potential," "continue," "could," "future" or the negative of those terms or other words of similar meaning. You should read statements that contain these words carefully because they discuss our future expectations or state other "forward-looking" information. These forward-looking statements include, but are not limited to, statements relating to anticipated future operating and financial performance measures, including net interest margin, credit quality, business initiatives, growth opportunities and growth rates, among other things, and encompass any estimate, prediction, expectation, projection, opinion, anticipation, outlook or statement of belief included therein as well as the management assumptions underlying these forward-looking statements. You should be aware that the occurrence of the events described under the caption "Risk Factors" in Trustmark's filings with the Securities and Exchange Commission could have an adverse effect on our business, results of operations and financial condition. Should one or more of these risks materialize, or should any such underlying assumptions prove to be significantly different, actual results may vary significantly from those anticipated, estimated, projected or expected.

Risks that could cause actual results to differ materially from current expectations of Management include, but are not limited to, changes in the level of nonperforming assets and charge-offs, local, state and national economic and market conditions, including the extent and duration of the current volatility in the credit and financial markets, changes in our ability to measure the fair value of assets in our portfolio, material changes in the level and/or volatility of market interest rates, the performance and demand for the products and services we offer, including the level and timing of withdrawals from our deposit accounts, the costs and effects of litigation and of unexpected or adverse outcomes in such litigation, our ability to attract noninterest-bearing deposits and other low-cost funds, competition in loan and deposit pricing, as well as the entry of new competitors into our markets through de novo expansion and acquisitions, economic conditions and monetary and other governmental actions designed to address the level and volatility of interest rates and the volatility of securities, currency and other markets, the enactment of legislation and changes in existing regulations, or enforcement practices, or the adoption of new regulations, changes in accounting standards and practices, including changes in the interpretation of existing standards, that affect our consolidated financial statements, changes in consumer spending, borrowings and savings habits, technological changes, changes in the financial performance or condition of our borrowers, changes in our ability to control expenses, changes in our compensation and benefit plans, greater than expected costs or difficulties related to the integration of new products and lines of business, natural disasters, acts of war or terrorism and other risks described in our filings with the Securities and Exchange Commission.

Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Except as required by law, we undertake no obligation to update or revise any of this information, whether as the result of new information, future events or developments or otherwise.

Investment Thesis

Trustmark is uniquely positioned to capitalize on market opportunities

- ✓ **Strong market share in legacy markets with growth potential in Houston and Memphis**
- ✓ **Robust capital position provides strategic flexibility**
- ✓ **Diversified and stable business mix**
- ✓ **Proven ability to generate superior profitability through the cycle**
- ✓ **Stable credit quality as a result of diligent credit risk management**

Strong Market Share in Legacy Markets
Growth Opportunities in Houston and Memphis

Trustmark
Banking and Financial Solutions

Trustmark is an integrated provider of banking and financial solutions

At March 31, 2010

- Total Assets — $9.3 billion
- Total Loans HFI — $6.2 billion
- Total Deposits — $7.1 billion
- Market Cap — $1.6 billion
- Banking Centers — 150



Oklahoma
Arkansas
Tennessee
Mississippi
Alabama
Louisiana
Texas
Florida

Financial Results ($ in thousands except per share data)	2009	Q1-10
Net income	$93,047	$23,455
Net income available to common shareholders	73,049	23,455
Earnings per common share	$1.26	$0.37
Return on average tangible common equity	10.80%	11.98%

Robust Capital Position Provides Strategic Flexibility

Trustmark Banking and Financial Solutions

- ✓ Successful follow-on common stock offering in December 2009 generated $109.3 million in tangible common equity
- ✓ Fully repurchased $215.0 million of Preferred Stock from U.S. Treasury and redeemed Warrant for $10.0 million
- ✓ Optimized capital structure; continued leadership position in capital strength among mid-cap peers

	Q1-09	Q2-09	Q3-09	Q4-09	Q1-10
Tangible Common Equity / Tangible Assets	7.20%	7.34%	7.76%	8.67%	9.11%
Tier 1 Risk-Based Capital Ratio	13.34%	13.50%	14.11%	12.61%	13.15%
Total Risk-Based Capital Ratio	15.28%	15.45%	16.09%	14.58%	15.15%


$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$1,200
$206
$995
$681
$1,202
$206
$996
$683
$1,221
$206
$1,015
$703
$1,110
$799
$1,129
$818
3/31/2009
6/30/2009
9/30/2009
12/31/2009
3/31/2010
Common Equity
Preferred Equity
Tangible Common Equity

Robust Capital Position

Robust Capital Position Relative to Peers

- ✓ 4Q09 common equity offering and TARP redemption optimized Trustmark's capital position
- ✓ Given its earnings stability, Trustmark has increased its dividend over time and maintained it through the credit crisis
- ✓ Trustmark is one of the 27 largest banks [(1)] in the U.S. that maintained its dividend since September 2007

Tangible Common Equity / Tangible Assets (2)



10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
10.2
9.1
9.1
8.7
8.4
7.7
7.5
6.9
5.1
2.9
IBKC
TRMK
HBHC
CFR
WTNY
FHN
BXS
UCBI
SNV
TSFG

Trustmark's Annual Dividend - Last 20 Years



$1.00
$0.90
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
$0.92
1990
1993
1996
1999
2003
2006
2009

Dividend Yield (2)



4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
4.2
3.8
3.1
2.3
2.3
1.2
0.3
0.0
0.0
0.0
BXS
TRMK
CFR
HBHC
IBKC
SNV
WTNY
FHN
UCBI
TSFG

(1) Top 100 U.S. Banks ranked by total assets as of December 31, 2010, as reported data
(2) As of March 31, 2010
Source: SNL Financial

Robust Capital Position

Diversified and Stable Business Mix

For The Year Ended December 31, 2009

($ in millions)

Total Revenue $522



Auto/Credit Card $18
4%
Treasury & Other $93
18%
Memphis, TN 3%
Houston, TX 6%
FL Panhandle 2%
Jackson 27%
MS-Other 18%
Commercial – Retail Banking $297
Wealth Management $27
5%
Insurance $29
6%
Mortgage $57
11%

Total Noninterest Income $168



Service Charges $54
32%
General Banking $30
18%
Other $4
2%
Wealth Managem ent $23
14%
Insurance $29
17%
Mortgage $29
17%

Fee Income to Total Revenue 32.2%

Diversified Revenue Base

Core Earnings Strength …

Trustmark
Banking and Financial Solutions

Financial Results
($ in millions)

Profitability	Q1-09	Q2-09	Q3-09	Q4-09	Q1-10
Pre-tax, Pre-provision Income	$57.1	$50.3	$53.8	$52.9	$49.4
Net Income	$26.5	$16.6	$25.5	$24.5	$23.5
Net Income Available to Common Shareholders	$23.4	$13.4	$22.4	$13.9[1]	$23.5
Key Ratios					
Net Interest Margin - FTE	4.18%	4.20%	4.28%	4.33%	4.42%
Efficiency Ratio[2]	55.55%	59.99%	58.50%	57.68%	59.16%
Pre-tax, Pre-provision Return on Average Assets	2.34%	2.10%	2.28%	2.28%	2.12%
Return on Average Assets	1.10%	0.69%	1.07%	1.05%	1.02%
Return on Average Tangible Common Equity	14.46%	8.20%	13.06%	7.80%[1]	11.98%

Pre-tax, Pre-Provision Return on Average Assets



3.00%
1.50%
0.00%
2.34%
2.10%
2.28%
2.28%
2.12%
1Q09
2Q09
3Q09
4Q09
1Q10

(1) TRMK 4Q09 net income available to common shareholders includes $8.2mm accelerated accretion of preferred discount due to redemption of $215mm of TARP preferred stock
(2) Efficiency ratio calculated as noninterest expense divided by the sum of net interest income-FTE and noninterest income

Core Earnings Strength

... Driven by Best in Class Net Interest Margin and Efficiency Ratio

- ✓ First class deposit franchise has enabled Trustmark to secure superior pricing, driving margin
- ✓ Management's focus on expense initiatives has translated into a top tier operating platform

1Q-10 Net Interest Margin—FTE



5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
4.42
4.19
4.15
3.88
3.75
3.49
3.39
3.19
3.16
2.75
TRMK
CFR
WTNY
BXS
HBHC
UCBI
SNV
FHN
IBKC
TSFG

1Q-10 Efficiency Ratio[(1)]



100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
59.2
60.7
65.8
68.2
68.3
75.2
79.2
79.3
80.8
87.9
TRMK
CFR
HBHC
BXS
IBKC
UCBI
SNV
FHN
WTNY
TSFG

Source: SNL Financial and Company reports

(1) Efficiency ratio calculated as noninterest expense divided by the sum of net interest income-FTE and noninterest income

Balanced Loan Portfolio

March 31, 2010

($ in millions)

Commercial Loans $4,121



Construction & Land Development $804
20%
C & I $1,042
25%
CRE Income Producing $714
17%
Owner Occupied RE $752
18%
State & Political Subs $315
8%
Other $495
12%

Consumer Loans $2,050



Branch Direct $748
36%
Indirect $332
16%
Credit Card $40
2%
Home Mortgage $875
43%
Other $55
3%

Total Loans Held for Investment $6,171

Prudent Credit Risk Management

Trustmark
Banking and Financial Solutions

✓ Allocation of $101.6 million allowance for loan losses represented 2.10% of commercial loans and 0.80% of consumer and home mortgage loans, resulting in an allowance to total loans of 1.65%

March 31, 2010	Florida	Mississippi (1)	Tennessee (2)	Texas	Total
Total Loans *(including HFS)*	$503	$4,506	$560	$778	$6,348
Nonaccrual Loans	$79.7	$41.8	$12.7	$31.4	$165.5
Other Real Estate	$40.1	$23.1	$9.8	$18.2	$91.2
Nonperforming Assets	$119.8	$64.9	$22.4	$49.6	$256.7
Nonperforming Assets/Total Loans + ORE	22.04%	1.49%	3.94%	6.22%	3.99%
Provision for Loan Losses	$5.5	$3.7	$1.3	$4.5	$15.1
Net Charge-offs	$9.0	$6.8	$0.4	$0.9	$17.1

Nonperforming Assets / Total Loans + ORE



24.00%
20.00%
16.00%
12.00%
8.00%
4.00%
0.00%
22.04%
1.49%
3.94%
6.22%
3.99%
Florida
Mississippi (1)
Tennessee (2)
Texas
Total

YTD Net Charge-Offs / Average Loans



8.00%
7.20%
6.40%
5.60%
4.80%
4.00%
3.20%
2.40%
1.60%
0.80%
0.00%
7.02%
0.60%
0.31%
0.47%
1.08%
Florida
Mississippi (1)
Tennessee (2)
Texas
Total

As of March 31, 2010

(1) Mississippi includes Central and Southern Mississippi regions.
(2) Tennessee includes Memphis, Tennessee and Northern Mississippi regions.

Stable Credit Quality

Dependable Core Funding Base

March 31, 2010
($ in millions)

Total Deposits $7,147


Time $2,326
33%
Noninterest Checking $1,511
21%
28%
Interest Checking $1,994
4%
Savings $310
14%
Money Market $1,005

1Q10 Loans HFI / Deposits


150%
125%
100%
75%
50%
25%
0%
116
90
90
88
86
84
82
77
72
60
FHN
WTNY
SNV
BXS
TRMK
IBKC
TSFG
UCBI
HBHC
CFR

Source: SNL Financial, Company reports

Strategic Accomplishments

Trustmark
Banking and Financial Solutions

Sound Capital Management

- ✓ Successful follow-on common stock offering generated $109.3 million in tangible common equity, net of expenses
- ✓ Fully repurchased preferred shares issued to U.S. Treasury for $215 million and redeemed Warrant for $10.0 million
- ✓ Tangible common equity to tangible assets expanded to 9.11%
- ✓ Total risk-based capital of 15.15% significantly exceeded "well-capitalized" standards

Managed Crisis In Financial Services Industry

- ✓ Reduced credit exposure to construction and land development lending and indirect auto financing
- ✓ Increased investment securities portfolio
- ✓ Maintained stable deposit base
- ✓ Net interest margin - FTE expanded to 4.42% in first quarter 2010

Completed Retail Banking Center Program Initiated In 2006

- ✓ Opened 19 banking centers: Houston (6), Memphis (4), Jackson (4), MS Gulf Coast (2), Hattiesburg (2), and Panama City (1)
- ✓ Closed 11 offices with limited growth opportunities

Technology Investments

- ✓ Completed image technology deployment: check processing, remote capture
- ✓ Implemented ARGO customer sales and service platform across banking network
- ✓ Converted insurance agencies to state-of-the-art agency management platform

Priorities in 2010

- ✓ Continue to manage through challenging business cycle
- ✓ Resolve problem assets
- ✓ Maintain fortress balance sheet and appropriate capital ratios
- ✓ Prudent investments to support revenue growth
- ✓ Seek strategic opportunities to enhance long-term shareholder value

People you trust.
Advice that works.

Trustmark
Banking and Financial Solutions